August 24, 2006

Supplement

SUPPLEMENT DATED AUGUST 24, 2006 TO THE PROSPECTUSES OF

Morgan Stanley California Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley New York Tax-Free Income Fund, dated April 28,  2006

The second paragraph in the section of each Fund’s Prospectus titled ‘‘Principal Investment Strategies’’ is hereby deleted and replaced with the following:

The Fund may also invest in unrated securities which are judged by the Investment Adviser to have comparable quality to the securities described above. Additionally, the Fund may invest up to 5% of its net assets in municipal obligations rated below investment grade or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as ‘‘junk bonds’’).

The following paragraph is hereby added in the section of each Fund’s Prospectus titled ‘‘Additional Investment Strategy Information’’:

Interest Rate Transactions.    The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

The following paragraph is hereby added in the section of each Fund’s Prospectus titled ‘‘Additional Risk Information’’:

Interest Rate Transactions.    Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MULTIFUNDPIS 8/06